Exhibit 10.7

FORM OF AMENDMENT AGREEMENT TO THE TECHNICAL ASSISTANCE AGREEMENT

AMENDMENT AGREEMENT (HEREINAFTER THE “AGREEMENT”) TO THE TECHNICAL ASSISTANCE AND TECHNOLOGICAL TRANSFER AGREEMENT (HEREINAFTER THE “TECHNICAL ASSISTANCE AGREEMENT”) DATED AS OF JUNE 14, 2000 ENTERED INTO BY GRUPO AEROPORTUARIO DEL CENTRO NORTE, S.A. DE C.V. (HEREINAFTER THE “CONTROLLING COMPANY”), SERVICIOS AEROPORTUARIOS DEL CENTRO NORTE, S.A. DE C.V. (HEREINAFTER THE “SERVICES COMPANY”), AEROPUERTO DE ACAPULCO, S.A. DE C.V., AEROPUERTO DE CHIHUAHUA, S.A. DE C.V., AEROPUERTO DE CIUDAD JUAREZ, S.A. DE C.V., AEROPUERTO DE CULIACÁN, S.A. DE C.V., AEROPUERTO DE DURANGO, S.A. DE C.V., AEROPUERTO DE MAZATLÁN, S.A. DE C.V., AEROPUERTO DE MONTERREY, S.A. DE C.V., AEROPUERTO DE REYNOSA, S.A. DE C.V., AEROPUERTO DE TAMPICO, S.A. DE C.V., AEROPUERTO DE TORREON, S.A. DE C.V., AEROPUERTO DE SAN LUIS POTOSÍ, S.A. DE C.V., AEROPUERTO DE ZACATECAS, S.A. DE C.V., AND AEROPUERTO DE ZIHUATANEJO, S.A. DE C.V. (JOINTLY HEREINAFTER THE “CONCESSIONAIRE COMPANIES”) AND BY THE OTHER SIDE OPERADORA MEXICANA DE AEROPUERTOS, S.A. DE C.V. (NOW SERVICIOS DE TECNOLOGÍA AEROPORTUARIA, S.A. DE C.V.) (HEREINAFTER “STRATEGIC PARTNER”), CONSTRUCTORAS ICA, S.A. DE C.V. (NOW AEROINVEST, S.A. DE C.V.) (HEREINAFTER “AEROINVEST”), AND AÉROPORTS DE PARIS (NOW AÉROPORTS DE PARIS MANAGEMENT, S.A. (HEREINAFTER “ADPM”) (HEREINAFTER “PARTNERS OF THE STRATEGIC PARTNER”), AS DEBTORS IN TERMS OF 1.2 OF THE PARTICIPATION AGREEMENT PURSUANT TO THE FOLLOWING DEFINITIONS, PRECEDENTS, REPRESENTATIONS AND CLAUSES.

DEFINITIONS

Capitalized terms defined and used in this Agreement shall have the meaning assigned to such terms herein, or otherwise, in the Technical Assistance Agreement.

PRECEDENTS

1.               On June 14, 2000, the parties executed the Technical Assistance Agreement, with the purpose of establishing the rights and obligations of the Strategic Partner, in relation with its participation in the administration of the Assigned Airports and the Grupo Aeroportuario jointly, by the execution of Technical Assistance, Information transfer and Technical Knowledge by the Strategic Partner for the Administration of the Assigned Airports.

2.               In virtue that (i) Nafin has the intention of carrying out the Public Offering of the representative shares of the capital stock of the Controlling Company of its property (the “Nafin Shares”) in the Securities Market in Mexico and abroad (the “Public Offer”) pursuant to clause 3.4.5. of the Participation Agreement, (ii) to carry out the Public Offer, it is necessary to follow the Securities Market Law and other general dispositions issued by the National Banking and Securities Commission, including those related to the existence, integrations, and functioning of social organs of the Controlling Company, and (iii) as a result of the total modification of the Controlling Company’s By-laws, approved by the Ordinary and Extraordinary General Shareholder’s Meeting of the Controlling Company dated as of October 2, 2006, reflecting, among other things, the required modifications in accordance with the Securities Market Law, it is necessary to modify certain clauses of the Participation Agreement, with the purpose of making both agreements consistent with the terms of the amended by-laws of the Controlling Company and the Securities Market Law.

3.               With the purpose of making more efficient the handling of the cash flows between the Controlling Company and the airports, redistribute the risks and liabilities in accordance with the different business segments, and with the guidelines and implementation of a favorable dividends policy to the shareholders’ profit, it is necessary (i) to modify the corporate and administrative composition of the companies that integrate the Controlling Company, and in order to restructure of the non-regulated operations and income, and (ii) in consequence modify certain clauses of the Technical Assistance Agreement (the “Corporate and Administrative Restructure”).

4.               On August 11, 2006, a Board Meeting of the Controlling Company was held, in which, were approved, all necessary acts regarding the implementation of the Public Offering and the Corporate and Administrative Restructure, were approved.

RECITALS

I.                               The Controlling Company, through its representative, hereby represents that:

1.               It is a business Company duly organized under the laws of Mexico as evidenced in public deed number 44,355, dated May 28, 1998, granted before Mr. Emiliano Zubiría Maqueo, Notary Public number 25 of the Federal District, the first certified copy of the public instrument has been duly registered in the Public Registry of Commerce of the Federal District on June 25, 1998, under the mercantile folio number 238749.

2.               It recognizes that on June 14, 2000 the Technical Assistance Agreement was executed.

3.               It recognizes the need to modify the Technical Assistance Agreement among other things, in order to (i) make it consistent with the terms of the

Controlling Company’s by-laws, and (ii) be able to implement the Corporate and Administrative Restructure.

4.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision or (ii) its by-laws or any other agreement that it is part of.

5.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 10,485, dated as of February 6, 2003, granted before Mr. Jesús Salazar Venegas, Notary Public number 63 of Monterrey, Nuevo León, the first certified copy of the public instrument has been duly registered in the Public Registry of Commerce of Monterrey, Nuevo León on January 27, 2004, under the mercantile folio number 238,749.

II.                           Each of the Concession Companies, represents that, it was duly organized as represented in the Participation Agreement and that its representatives are duly authorized to execute this Agreement.

III.                       The Strategic Partner, through its representative, hereby represents that:

1.               It recognizes that on June 14, 2000 the Technical Assistance Agreement was executed.

2.               It recognizes the need to modify the Technical Assistance Agreement among other things, in order to (i) make it consistent with the terms of the Controlling Company by-laws, and (ii) be able to implement the Corporate and Administrative Restructure.

3.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision or (ii) its by-laws or any other agreement that it is part of.

4.               Its representative is duly authorized to execute this Agreement on its behalf, as evidenced in public deed number 991, dated December 20, 2005, granted before Notary Public number 29 of Monterrey, Nuevo León.

IV.                       The Partners of the Strategic Partner, through its representative, hereby represents that:

1.               Each one recognizes the need to modify the Technical Assistance Agreement among other things, in order to (i) make it consistent with the terms of the Controlling Company by-laws, and (ii) be able to implement the Corporate and Administrative Restructure.

2.               With the entering, following and execution of this Agreement, does not violate or fail to fulfill (i) law, regulation or any other legal provision or (ii) its by-laws or any other agreement that it is part of.

3.               Its representatives are duly authorized to execute this Agreement and that those powers have not been revoke or limited in any way as evidenced in:

(a)                                           Public deed number 69,898, dated July 25, 2003, granted before Mr. Jorge Alfredo Domínguez Martínez, Notary Public number 140 of the Federal District, duly registered in the Public Registry of Commerce of the Federal District on September 20, 2003, under the mercantile folio number 309414, where the power of attorney of the legal representative of Aeroinvest is granted; and

(b)                                          Public deed number 112,480, dated December 20, 2005, granted before Mr. Cecilio González Márquez, Notary Public number. 151 of the Federal District, where the power of attorney of the legal representative of ADPM is granted.

Based on the foregoing, the parties hereto execute this Agreement in accordance with the following:

CLAUSES

FIRST.                                                      With respect to the Corporate and Administrative Restructure, the parties agreed by the celebration of this Agreement to modify in the section of definitions the term “Technical Assistance”, as well as any reference to such term in the Technical Assistance Agreement, to be stated as follows:

“Technical Assistance.- training and assistance will be granted by the Strategic Partner for the better administration of each Assigned Airport in benefit of the Holding Company, the Service Rendering Company and each of the concessionaries hereby necessary for the adequate operation, administration and planning of each Assigned Airport, including all the necessary assistance concerning the Controlling Company’s Public Offering of capital stock within the terms stipulated in Exhibit ”1” of this Agreement.”

SECOND.                                       With respect to the Controlling Company by-laws and Securities Market Law, the parties agreed to modify in the definitions section the term “Acquisitions and Agreements Committee” for the term “Company Practices Committee”, as well as any reference to such term in the Technical Assistance Agreement.

THIRD.                                                    With respect to the Controlling Company by-laws and Securities Market Law, the parties agreed to modify the first paragraph of Section 2.1 of the Technical Assistance Agreement to be stated as follows:

“2.1                          Participation in the Administration: The Strategic Partner will be obligated to assign to the Controlling Company, according with the Controlling Company By-laws and the Stock Exchange Law, to any person that has the characteristics listed below, so they can be a part of the administration of such Controlling Company, in the understanding that such person will be hired by the Services Company as an employee, once any previous labor relation is over (in the understanding that the Service Company may not require such petition to the Strategic Partner, as long as it is not against the dispositions of the Controlling Company By-laws and the Stock Exchange Law). In order to accomplish the above-mentioned, members of the Board of Directors of the Controlling Company designated by the Strategic Partner, shall have the right, within the 10 (ten) following days as of the date in which the Strategic Partner receives from the Federal Government the second share package in accordance to section 2.5 of the Purchase Agreement, of (i) propose to the Board of Directors of the Controlling Company the name of the candidate or candidates to be appointed as General Directors, (ii) propose the removal of the General Director of the Controlling Company, (iii) appoint and remove half of the persons in the first level of administration reporting to the General Director, in accordance with the administrative chart attached to this Agreement as Exhibit “2” or in accordance to any administrative chart to be approved by the majority of the votes of the members of the Board of Directors of the Controlling Company. The executives proposed or appointed, as the case may be, by directors appointed by the Strategic Partner shall fulfill the following characteristics, in the understanding that the Controlling Company, through its Auditing Committee Delegate, may excuse any of such requirements, as long as it does not breaches the by-laws of the Controlling Company and of the Securities Market Law.

...(the rest of section 2.1 from 2.1.1 remains as in the original Agreement.)

FOURTH.                                        With respect to the Corporate and Administrative Restructure the parties agree to modify sections 1.1, 2.2.1. of the Technical Assistance Agreement to be stated as follows:

Section 1.1

“1.1 The purpose of this Agreement is to establish the rights and obligations of the Strategic Partner regarding its participation in the administration of the Controlling Company, by means of granting Technical Assistance and Technical Data and Knowledge transfer of the Strategic Partner in favor of the Controlling Company and from this to the Assigned Airports.”

Section 2.2.1.

“2.2.1 Services over the Operation in General.- The Controlling Company and the Services Company, shall supervise, direct and control the operations of the Assigned Airports, as well as the administration, maintenance and promotion of the services rendered in each of such Assigned Airports, by their own means or through third parties (the “Administration of the Assigned Airports”), and the Strategic Partner shall render the technical assistance and necessary information to the Controlling Company or the Services Company to carry out such activity in accordance to this Agreement in favor of the Assigned Airports.”

FIFTH.                   The parties agree that the modifications to the Technical Assistance Agreement referred to in the Second and Third Clauses of this Agreement are subject to the condition subsequent that (i) the National Banking and Securities Commission grant the authorization for the registration of Series ”B” shares, representative of the capital stock of the Company in the National Securities Registry and the current Special Section of such registry; or (ii) the public offer of such shares is issued in México through the Mexican Stock Exchange and, as the case may be, in the United States of America and any other country abroad in terms presented by the President in item III of the Agenda, in either case, no later than March 31, 2007.

SIXTH.      Except for the amendments to the Technical Assistance Agreement established in this Agreement, the Technical Assistance Agreement remains in full force, in the understanding that any provisions of the Technical Assistance Agreement not amended herein will maintain their validity and legal scopes. The parties acknowledge that the amendments established in this Agreement do not constitute novation of Technical Assistance Agreement.

SEVENTH.                                  This Agreement shall be governed by and construed in accordance with the federal laws of the United Mexican States and the parties to this Agreement hereby expressly and irrevocably submit to the jurisdiction of the competent courts of Mexico City, Federal District, waiving the right to any other jurisdiction to which they may be entitled by reason of their present or future domicile or otherwise.

In witness whereof, and being the parties aware of the validity and legal scopes of this Agreement, this Agreement is executed on November     , 2006.

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[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Grupo Aeroportuario del

Centro Norte, S.A. de C.V.

Por: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Servicios Aeroportuarios del Centro Norte, S.A. de C.V.

By: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Aeropuerto de Ciudad Juárez, S.A. de C.V.	Aeropuerto de Culiacán, S.A. de C.V.

By: [Rubén López Barrera] Legal Representative	By: [Rubén López Barrera] Legal Representative

Aeropuerto de Acapulco, S.A. de C.V.	Aeropuerto de Durango, S.A. de C.V.

By: [Rubén López Barrera] Legal Representative	By: [Rubén López Barrera] Legal Representative

Aeropuerto de Mazatlán, S.A. de C.V.	Aeropuerto de Monterrey, S.A. de C.V.

By: [Rubén López Barrera] Legal Representative	By: [Rubén López Barrera] Legal Representative

Aeropuerto de Reynosa, S.A. de C.V.	Aeropuerto de Tampico, S.A. de C.V.

By: [Rubén López Barrera] Legal Representative	By: [Rubén López Barrera] Legal Representative

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Aeropuerto de Torreón, S.A. de C.V.	Aeropuerto de San Luis Potosí, S.A. de C.V.

By: [Rubén López Barrera] Legal Representative	By: [Rubén López Barrera] Legal Representative

Aeropuerto de Zacatecas, S.A. de C.V.	Aeropuerto de Zihuatanejo, S.A. de
C.V.

By:[ Rubén López Barrera]
Legal Representative	By: [Rubén López Barrera] Legal Representative

Aeropuerto de Chihuahua, S.A. de C.V.

By: [Rubén López Barrera]
Legal Representative

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Servicios de Tecnología

Aeroportuaria, S.A. de C.V.

Por: [Luis Zarate Rocha]
Legal Representative

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Aeroinvest, S.A. de C.V.

By: [Alonso Quintana Kawage]
Legal Representative

Version I

[Signature Page]

Amendment Agreement to the Technical Assistance Agreement dated as of November   , 2006.

Aéroports de Paris Management, S.A.

By: [Nicolás Claude]
Legal Representative